Managed by Friess Associates, LLC	Quarterly Report	June 30, 2011

Dear Fellow Shareholders:

Uncertainty shaped the market environment at this time last year. Questions about European Union member debt and the U.S. economy were among a number of macro issues clouding the outlook for the second half of 2010 and beyond. With Greece’s debt and domestic growth still atop the list of investor concerns midway through 2011, it seems logical to wonder whether any progress has been made over the past year.
Brandywine Fund grew 41.23 percent in the 12 months through June, outpacing returns in the Russell 3000 and Russell 3000 Growth Indexes of 32.37 and 35.68 percent. Brandywine Blue Fund grew 32.27 percent as the S&P 500, Russell 1000 and Russell 1000 Growth Indexes added 30.69, 31.93 and 35.01 percent.

Returns for the 12 Months Ended June 30, 2011

While the Brandywine Funds showed marked improvement in the trailing year, June-quarter performance showed that the road traveled to generate returns wasn’t always smooth.
Positive market sentiment that led to solid gains in late 2010 and early 2011 continued into the June quarter. Then the market peaked on the last day of April when investors, who had shrugged off unrest in the Middle East and elevated oil prices in prior months, succumbed to the resurgent worries about the Greek debt situation and the strength of the U.S. recovery.
Brandywine declined 1.72 percent versus a 0.03 percent decline in the Russell 3000 Index and a 0.64 percent gain in the Russell 3000 Growth Index. Brandywine Blue declined 2.27 percent as the S&P 500, Russell 1000 and Russell 1000 Growth Indexes gained 0.10, 0.12 and 0.76 percent.
The market’s unremarkable final returns for the quarter owe themselves to a decent start and a late-quarter run. Stocks moved consistently lower during the time in between. The S&P 500 Index declined in nine out of the June quarter’s 13 weeks, including a stretch of six consecutive weeks. That was the index’s first string of six weekly declines in about three years. The Dow Jones Industrial Average fell six straight weeks for the first time since 2002.
Investors took on a defensive posture during the June quarter and, in doing so, suspended their search for companies with near-term earnings strength.

	Brandywine	Brandywine Blue
Cumulative Total Return	% Change	% Change
Quarter	-1.72	-2.27
Year-to-Date	7.30	2.30
One Year	41.23	32.27
Five Years	2.34	-0.84
Ten Years	25.49	29.84
Inception	1,283.30*	621.96**

Annualized Total Return
Five Years	0.46	-0.17
Ten Years	2.30	2.65
Inception	10.85*	10.14**
*12/30/85 **1/10/91

Expense Ratio***
Brandywine	1.11%
Brandywine Blue	1.17%
***As stated in the Prospectus dated January 31, 2011

Performance data quoted represent past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.brandywinefunds.com.

Instead, they sought refuge in familiar foul-weather shelters such as the consumer staples and health care sectors. Areas deemed to be economically sensitive, like the energy and industrial sectors, took it on the chin.
Despite showing some of the lowest earnings growth potential this year based on consensus estimates, companies from the consumer staples sector generated the highest percentage gains in the Russell 3000 Growth and Russell 1000 Growth Indexes in the quarter. The energy sector, where companies are expected to grow earnings faster than any other sector, suffered the largest declines in both indexes.
Holdings from the industrial sector detracted the most from Brandywine’s showing against the Russell 3000 Growth Index. Thomas & Betts Corp. (Brandywine), which makes components used in electrical and structural applications, and Eaton Corp. (both Funds), which makes systems and components for the automotive and aerospace markets, weighed most on relative performance while reporting results that demonstrated operational strength. Thomas & Betts and Eaton grew March-quarter earnings 25 and 54 percent, respectively, exceeding expectations.
Consumer discretionary holdings were a bright spot for Brandywine. The portfolio’s three most significant contributors – Tempur-Pedic International, Polaris Industries and Foot Locker – all hailed from the sector. Tempur-Pedic grew March-quarter earnings 55 percent. All-terrain vehicle maker Polaris crushed March-quarter expectations with 127 percent earnings growth, raised full-year guidance and announced the acquisition of Indian Motorcycle all in one day. Foot Locker’s 76 percent earnings growth beat estimates by more than one-third. (All three companies were held by Brandywine only.)
Both Funds maintained light exposure to consumer staples companies due to the sector’s lack of earnings strength, which cost them in terms of relative performance. The trend was more pronounced in Brandywine Blue, where the consumer staples sector was the biggest detractor from results versus the Russell 1000 Growth Index.
Brandywine Blue’s relative performance gap stemmed from an equal combination of limited exposure to the sector and, for the consumer staples companies that were in the portfolio, performance that trailed the sector within the index. Brandywine Blue held just two companies from the sector, and the larger of the two declined during the quarter.
Like Brandywine with Foot Locker, Brandywine Blue enjoyed success with a company well known for athlet-ic footwear. Nike, which topped May-quarter expectations with 17 percent earnings growth, was the portfolio’s second largest positive performance influence.
Unlike Brandywine, however, contributors did not outweigh detractors in the consumer discretionary sector. Bottom performers held by both Funds – Walt Disney Co., Johnson Controls and CarMax – exerted more influence on Brandywine Blue’s results.
Disney fell short of March-quarter expectations as the March 11 earthquake impacted Japanese operations and “Mars Needs Moms” disappointed at the box office. With operations and customers in Japan, Johnson Controls also fell due to earthquake-related uncertainty. CarMax shares were pressured by concerns that elevated used car prices could erode profitability by boosting the company’s costs to acquire inventory.
For more information on holdings that influenced June-quarter results, please see Roses & Thorns on page 4 for Brandywine and page 9 for Brandywine Blue.
We greatly appreciate the service that W. Richard “Dick” Scarlett III dedicated to Brandywine Funds shareholders, and we wish him well in his retirement from the board. During his 45-year banking career, Dick founded what would become the largest domestic bank holding company in Wyoming, United Bancorporation of Wyoming, which he sold to Wells Fargo Bank in 2008. In his decade on the Brandywine Funds board, his experience, insight and dedication made him a valuable contributor to the board’s work. We will miss working closely with Dick.
All strategies are based on philosophies, and our main premise is straightforward. We figure most investors under most conditions favor companies with stronger earnings and balance sheet characteristics over alternatives with less appealing fundamentals when faced with the choice. On that basis, we feel good about the companies we hold.
Statistics compiled by William O’Neil + Company show that, based on median values at the end of June, stocks held by Friess Associates versus the companies in the S&P 500 Index posted higher year-over-year sales and earnings growth in the latest quarter. Forward sales and earnings growth estimates are higher. Earnings estimates for Friess companies have risen faster than the index’s companies for the upcoming quarter, full year and next year. Friess companies also carry less debt as a percentage of equity.
Thanks for your continued confidence!

Bill D’Alonzo
Brandywine Funds President	July 8, 2011

Brandywine Fund
Portfolio Characteristics as of June 30, 2011

% Change in Top Ten Holdings From Book Cost

1.	WABCO Holdings Inc.	-2.4%	6.	Potash Corp. of Saskatchewan Inc.	+3.5%
2.	Oil States International Inc.	+9.5%	7.	TRW Automotive Holdings Corp.	+65.8%
3.	Leggett & Platt Inc.	-3.1%	8.	ANSYS Inc.	+0.4%
4.	Patterson-UTI Energy Inc.	+41.0%	9.	Cardinal Health Inc.	+2.1%
5.	Tempur-Pedic International Inc.	+118.7%	10.	Comcast Corp.	+1.2%

Estimated Earnings Growth Rate	The Portfolio’s Market Capitalization
of the Fund’s Investments

Forecasted Increase in Earnings Per Share
2011 vs 2010

Source: Consensus estimates from Baseline Financial Services, Inc.

This is not a forecast of the Fund’s future performance. Earnings growth for a Fund holding does not guarantee a corresponding increase in the market value of the holding or the Fund. As of June 30, 2011, the S&P 500 Index’s average annual total returns for 1, 5 and 10 years were 30.69, 2.94 and 2.72 percent.

Top Ten Industry Groups

Brandywine Fund
June Quarter “Roses and Thorns”

$ Gain
Biggest $ Winners	(in millions)	% Gain	Reason for Move
Tempur-Pedic International Inc.	$11.8	33.7
The manufacturer and distributor of viscoelastic mattresses and pillows grew March-quarter earnings 55 percent on 28 percent revenue growth. The company continues to benefit from pent-up demand for its premium mattresses, enabling it to recently raise prices for its best-selling Cloud product line. International sales are expected to expand as the company aggressively rolls out the Cloud line in Europe.

Polaris Industries Inc.	$7.3	21.8
The manufacturer of snowmobiles and all-terrain vehicles (ATVs) grew March-quarter earnings 127 percent, beating the consensus estimate by 91 percent. The strong results were driven by increasing sales and market share for the company’s ATVs and higher margin side-by-side vehicles. Shares rose following management’s quarterly call, during which it also raised full-year earnings guidance and announced it would acquire Indian Motorcycle. We sold Polaris during the quarter when shares hit our target price.

Foot Locker Inc.	$6.1	20.5
The global retailer of athletic footwear and apparel grew April-quarter earnings 76 percent, beating the consensus estimate by 36 percent. Revenue increased 13 percent. Foot Locker benefits from a strengthening athletic footwear and apparel cycle led by running, basketball and related apparel categories. Additionally, a new management team is improving profitability by reducing promotional activity, closing unprofitable stores, revamping inventory levels and introducing new products.

Albemarle Corp.	$5.9	15.3
The world’s largest maker of refinery catalysts grew March-quarter earnings 55 percent, beating the consensus estimate by 20 percent. Revenue rose 20 percent as demand increased for the company’s bromine-based flame retardants used for furniture and electronics. As orders increase from oil refineries and plastic makers, Albemarle’s position as one of the lowest-cost producers of bromine also ensures healthy profit margins.

Carpenter Technology Corp.	$5.2	34.4
The manufacturer of stainless steel, titanium and specialty metals grew March-quarter earnings 194 percent, beating estimates by 47 percent. Revenue jumped 38 percent as sales increased to customers in the high-margin aerospace, energy and medical markets. Shares also rose following news that the company would acquire Latrobe Specialty Metals in a deal that is expected to immediately add to earnings.

$ Loss
Biggest $ Losers	(in millions)	% Loss	Reason for Move
McDermott International Inc.	$9.7	21.2
The engineering and construction company serving the offshore oil and gas industry topped March-quarter earnings estimates. Investors questioned the pace of the economic recovery and broadly migrated out of industrials and other economically sensitive sectors amid a series of macro-level concerns. We continue to hold McDermott given strong fundamentals and a growing number of project wins for its construction services segment.

Thomas & Betts Corp.	$6.0	12.2
The manufacturer of electrical products grew March-quarter earnings 25 percent, beating the consensus estimate. Revenue grew 11 percent. Shares traded lower as investors broadly turned away from industrials and other cyclical sectors, concerned that slower economic growth would limit demand for the company’s products. Your team sold Thomas & Betts during the quarter to fund an idea with better near-term earnings visibility.

Stillwater Mining Co.	$5.7	20.8
As a leading producer of palladium, Stillwater benefits as demand for the metal increases in lockstep with a recovery in vehicle production. Palladium can be substituted for more expensive platinum in the making of catalytic converters. Still, shares fell as investors speculated that lower global growth expectations would weigh on demand for basic materials. We sold Stillwater during the quarter to fund an idea with greater near-term earnings visibility.

Smithfield Foods Inc.	$5.6	13.1
The world’s largest pork processor grew April-quarter earnings to $0.85 per share from $0.18 a year ago, beating the consensus estimate. While global demand and prices for pork products remain elevated, shares declined as concerns grew that record-high prices were beginning to curtail purchases. We sold Smithfield during the quarter to fund an idea with greater near-term earnings visibility.

National Oilwell Varco Inc.	$5.4	6.3
While an abundance of new deepwater drilling projects are driving demand for new rigs following a period of substantial underinvestment, shares traded lower as energy prices moderated during the quarter. Our research shows National Oilwell is dramatically increasing the amount of content it provides per rig as customers turn to its broad product line of rig equipment and services to help integrate their systems and increase the safety of their operations.

All gains/losses are calculated on an average cost basis

Brandywine Fund, Inc.
Statement of Net Assets
June 30, 2011
(Unaudited)

Shares		Cost	Value (b)

Common Stocks - 94.7% (a)

CONSUMER DISCRETIONARY

	Apparel Retail - 4.5%
277,300	ANN Inc.	$8,406,844	$7,237,530
1,588,600	Chico’s FAS Inc.	23,067,620	24,194,378
128,400	DSW Inc.	5,937,426	6,498,324
146,000	Express Inc.	2,266,620	3,182,800
262,700	The Finish Line Inc.	4,526,514	5,621,780
1,436,300	Foot Locker Inc.	22,329,849	34,126,488
78,800	Zumiez Inc.	1,831,004	1,967,636

	Apparel, Accessories & Luxury Goods - 0.4%
201,500	Vera Bradley Inc.	7,853,273	7,697,300

	Auto Parts & Equipment - 2.4%
753,100	TRW Automotive Holdings Corp.	26,813,727	44,455,493

	Broadcasting - 1.0%
254,000	Liberty Media-Starz	15,750,304	19,110,960

	Cable & Satellite - 3.4%
1,663,900	Comcast Corp.	41,681,911	42,163,226
420,300	DIRECTV	19,142,246	21,359,646

	Footwear - 2.7%
216,000	Crocs Inc.	4,697,586	5,562,000
452,500	Deckers Outdoor Corp.	37,181,025	39,883,350
98,400	Steven Madden Ltd.	3,515,923	3,690,984

	Home Furnishing Retail - 0.4%
172,900	Pier 1 Imports Inc.	1,659,381	2,000,453
165,900	Williams-Sonoma Inc.	3,278,019	6,053,691

	Home Furnishings - 5.1%
2,002,500	Leggett & Platt Inc.	50,359,869	48,820,950
665,500	Tempur-Pedic International Inc.	20,634,191	45,134,210

	Housewares & Specialties - 0.9%
471,300	Jarden Corp.	15,807,759	16,264,563

	Motorcycle Manufacturers - 0.1%
57,200	Harley-Davidson Inc.	2,342,317	2,343,484

	Specialty Stores - 0.8%
113,800	GNC Acquisition Holdings Inc.	2,004,307	2,481,978
283,200	Hibbett Sports Inc.	10,575,501	11,529,072

	Total Consumer Discretionary	331,663,216	401,380,296

	This sector is 21.0% above your Fund’s cost.

CONSUMER STAPLES

	Agricultural Products - 0.1%
67,600	Darling International Inc.	858,520	1,196,520

	Total Consumer Staples	858,520	1,196,520

	This sector is 39.4% above your Fund’s cost.

ENERGY

	Oil & Gas Drilling - 2.6%
1,523,800	Patterson-UTI Energy Inc.	34,169,608	48,167,318

	Oil & Gas Equipment & Services - 7.7%
242,300	Basic Energy Services Inc.	6,064,603	7,625,181
1,585,100	Key Energy Services Inc.	26,187,990	28,531,800
1,623,000	McDermott International Inc.	11,901,886	32,151,630
312,800	National Oilwell Varco Inc.	23,632,566	24,464,088
611,200	Oil States International Inc.	44,616,585	48,840,992

	Oil & Gas Exploration & Production - 3.5%
110,900	Cabot Oil & Gas Corp.	6,172,132	7,353,779
548,800	Energy XXI (Bermuda) Ltd.	12,292,186	18,231,136
680,300	Northern Oil and Gas Inc.	12,808,691	15,068,645
2,195,100	SandRidge Energy Inc.	12,197,297	23,399,766

	Oil & Gas Refining & Marketing - 0.4%
108,700	HollyFrontier Corp.
	(f/k/a Holly Corp.)	7,101,404	7,543,780

	Total Energy	197,144,948	261,378,115

	This sector is 32.6% above your Fund’s cost.

FINANCIALS

	Investment Banking & Brokerage - 0.1%
47,865	LPL Investment Holdings Inc.	1,435,950	1,637,462

	Regional Banks - 0.2%
346,600	F.N.B. Corp.	3,678,537	3,587,310

	Thrifts & Mortgage Finance - 0.9%
1,244,800	First Niagara Financial Group Inc.	17,347,464	16,431,360

	Total Financials	22,461,951	21,656,132

	This sector is 3.6% below your Fund’s cost.

HEALTH CARE

	Biotechnology - 1.3%
402,800	Celgene Corp.	21,133,883	24,296,896

	Health Care Distributors - 2.3%
945,800	Cardinal Health Inc.	42,055,309	42,958,236

	Health Care Equipment - 1.0%
399,185	Masimo Corp.	11,706,630	11,847,811
108,700	Sirona Dental Systems Inc.	5,571,688	5,771,970

	Health Care Facilities - 1.1%
756,600	HealthSouth Corp.	19,917,521	19,860,750

Brandywine Fund, Inc.
Statement of Net Assets (Continued)
June 30, 2011
(Unaudited)

Shares		Cost	Value (b)

Common Stocks - 94.7% (a) (Continued)

	Health Care Services - 0.3%
81,700	Air Methods Corp.	$4,819,590	$6,106,258

	Life Sciences Tools & Services - 2.1%
604,100	Thermo Fisher Scientific Inc.	38,754,703	38,897,999

	Total Health Care	143,959,324	149,739,920

	This sector is 4.0% above your Fund’s cost.

INDUSTRIALS

	Aerospace & Defense - 2.3%
191,100	Esterline Technologies Corp.	14,189,669	14,600,040
166,400	Precision Castparts Corp.	21,043,565	27,397,760

	Air Freight & Logistics - 2.4%
364,900	FedEx Corp.	34,819,353	34,610,765
245,241	Hub Group Inc.	6,317,527	9,235,776

	Building Products - 0.2%
83,700	Armstrong World Industries Inc.	3,880,150	3,813,372

	Construction & Farm Machinery & Heavy Trucks - 4.4%
101,800	Caterpillar Inc.	6,558,614	10,837,628
121,827	Joy Global Inc.	11,276,959	11,602,803
332,800	Titan International Inc.	8,796,152	8,073,728
721,000	WABCO Holdings Inc.	51,017,028	49,792,260

	Electrical Components & Equipment - 0.4%
196,000	EnerSys	4,464,033	6,746,320

	Industrial Machinery - 3.9%
796,900	Kennametal Inc.	32,095,757	33,637,149
130,600	The Middleby Corp.	11,682,085	12,281,624
525,400	The Timken Co.	22,855,968	26,480,160

	Office Services & Supplies - 0.4%
155,800	Interface Inc.	2,874,373	3,017,846
183,800	Steelcase Inc.	1,950,836	2,093,482
134,300	SYKES Enterprises Inc.	2,677,593	2,891,479

	Railroads - 3.1%
545,900	Kansas City Southern	31,126,833	32,388,247
321,000	Norfolk Southern Corp.	23,431,038	24,052,530

	Trading Companies & Distributors - 0.1%
74,400	Beacon Roofing Supply Inc.	1,689,817	1,697,808
23,400	Textainer Group Holdings Ltd.	644,080	719,316

	Trucking - 0.9%
1,088,800	Hertz Global Holdings Inc.	16,869,965	17,290,144

	Total Industrials	310,261,395	333,260,237

	This sector is 7.4% above your Fund’s cost.

INFORMATION TECHNOLOGY

	Application Software - 4.1%
808,600	ANSYS Inc.	44,021,218	44,206,162
563,398	Autodesk Inc.	16,386,363	21,747,163
151,531	Informatica Corp.	6,430,819	8,853,956

	Communications Equipment - 4.0%
364,893	Acme Packet Inc.	13,743,145	25,589,946
294,800	Calix Inc.	6,195,960	6,137,736
239,400	F5 Networks Inc.	26,098,976	26,393,850
268,600	Plantronics Inc.	8,365,626	9,811,958
133,300	Riverbed Technology Inc.	4,908,212	5,277,347

	Computer Hardware - 2.2%
122,644	Apple Inc.	28,678,370	41,167,911

	Computer Storage & Peripherals - 1.4%
1,614,200	Seagate Technology PLC	26,235,501	26,085,472

	Data Processing & Outsourced Services - 2.6%
827,990	VeriFone Systems Inc.	34,239,902	36,721,357
203,300	Wright Express Corp.	11,142,128	10,585,831

	Semiconductors - 4.4%
1,745,600	Atmel Corp.	21,850,131	24,560,592
662,900	Cavium Inc.	28,901,915	28,895,811
779,434	OmniVision Technologies Inc.	16,741,023	27,132,098

	Total Information Technology	293,939,289	343,167,190

	This sector is 16.7% above your Fund’s cost.

MATERIALS

	Commodity Chemicals - 0.4%
221,200	Kronos Worldwide Inc.	4,424,000	6,956,740

	Diversified Metals & Mining - 0.6%
531,300	Globe Specialty Metals Inc.	9,848,428	11,911,746

	Fertilizers & Agricultural Chemicals - 4.5%
128,400	Agrium Inc.	10,709,878	11,268,384
375,700	Monsanto Co.	25,454,915	27,253,278
788,200	Potash Corp. of Saskatchewan Inc.	43,404,822	44,919,518

	Metal & Glass Containers - 0.4%
207,300	Crown Holdings Inc.	7,985,324	8,047,386

	Specialty Chemicals - 3.2%
492,900	Albemarle Corp.	17,827,862	34,108,680
659,700	Chemtura Corp.	11,837,922	12,006,540
808,400	PolyOne Corp.	10,175,200	12,505,948

	Steel - 2.8%
509,500	Allegheny Technologies Inc.	25,767,737	32,337,965
338,600	Carpenter Technology Corp.	12,135,987	19,530,448

	Total Materials	179,572,075	220,846,633

	This sector is 23.0% above your Fund’s cost.

Brandywine Fund, Inc.
Statement of Net Assets (Continued)
June 30, 2011
(Unaudited)

Shares or
Principal Amount		Cost	Value (b)

Common Stocks - 94.7% (a) (Continued)

TELECOMMUNICATION SERVICES

	Wireless Telecommunication Services - 0.7%
794,000	MetroPCS Communications Inc.	$14,063,443	$13,664,740

	Total Telecommunication Services	14,063,443	13,664,740

	This sector is 2.8% below your Fund’s cost.

	Total common stocks	1,493,924,161	1,746,289,783

Short-Term Investments - 2.1% (a)

	Commercial Paper - 1.9%
$34,800,000	Prudential Funding Corp.,
	due 07/01/11, discount of 0.10%	34,800,000	34,800,000

	Variable Rate Demand Note - 0.2%
3,436,686	American Family Financial
	Services, 0.10%	3,436,686	3,436,686

	Total short-term investments	38,236,686	38,236,686

	Total investments	$1,532,160,847	1,784,526,469
	Other assets less
	liabilities - 3.2%(a)		59,841,637

	TOTAL NET ASSETS - 100.0%		$1,844,368,106

	Net Asset Value Per Share
	($0.01 par value, 500,000,000
	shares authorized), offering
	and redemption price
	($1,844,368,106 ÷ 64,726,743
	shares outstanding)		$28.49

(a)	Percentages for the various classifications relate to net assets.
(b)
Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded. Securities that are traded on the Nasdaq Markets are valued at the Nasdaq Official Closing Price, or if no sale is reported, the latest bid price. Short-term investments with maturities of 60 days or less are valued at amortized cost which approximates value.

Capital Gains Update...
Tax-loss carry-forwards continue to more than offset realized gains for the Brandywine Funds. Brandywine Fund finished the June quarter with a net realized loss of $12.14 per share. Brandywine Blue Fund’s net realized loss was $14.01 per share at the end of June. The Brandywine Funds will not make capital gains distributions, which are taxable events for shareholders in taxable accounts, until gains are realized in excess of the net loss amounts.

Gains and losses realized through the sale of holdings between now and September 30 will determine whether the Funds make distributions for fiscal 2011. Please check the upcoming annual report for an update through the fiscal year’s end.

IRA Investors...
The annual $15 maintenance fee for shareholders invested through IRA accounts is due on November 18, 2011. For your convenience, US Bancorp will automatically deduct this amount from your IRA on the due date. If you prefer not to have the fee swept from your account, please send a check to US Bancorp by the due date.

Brandywine Blue Fund
Portfolio Characteristics as of June 30, 2011

% Change in Top Ten Holdings From Book Cost

1.	Apple Inc.	+103.6%	6.	Teradata Corp.	+21.4%
2.	FedEx Corp.	-0.9%	7.	Cardinal Health Inc.	+15.7%
3.	Halliburton Co.	+69.8%	8.	Precision Castparts Corp.	+33.1%
4.	TRW Automotive Holdings Corp.	+22.9%	9.	Thermo Fisher Scientific Inc.	+0.8%
5.	Check Point Software Technologies Ltd.	+23.7%	10.	NIKE Inc.	+14.8%

Estimated Earnings Growth Rate	The Portfolio’s Market Capitalization
of the Fund’s Investments

Forecasted Increase in Earnings Per Share
2011 vs 2010

Source: Consensus estimates from Baseline Financial Services, Inc.

This is not a forecast of the Fund’s future performance. Earnings growth for a Fund holding does not guarantee a corresponding increase in the market value of the holding or the Fund. As of June 30, 2011, the S&P 500 Index’s average annual total returns for 1, 5 and 10 years were 30.69, 2.94 and 2.72 percent.

Top Ten Industry Groups

Brandywine Blue Fund
June Quarter “Roses and Thorns”

$ Gain
Biggest $ Winners	(in millions)	% Gain	Reason for Move
Teradata Corp.	$10.8	18.4
The provider of enterprise data warehouse solutions grew March-quarter earnings 23 percent, beating the consensus estimate. Sales increased 18 percent as more customers looked to the company’s high-end and new mid-range solutions to better manage and analyze increasing amounts of data. Additionally, recent acquisitions and a growing sales force have expanded the company’s offerings and contributed to market share gains.

NIKE Inc.	$8.4	14.6
The athletic footwear, apparel and equipment company grew May-quarter earnings 17 percent, topping the consensus estimate by 7 percent. Nike benefits as its dominant market share position in the U.S. allows it to participate in a strengthening athletic apparel and footwear trend. Revenue in North America rose 22 percent during the quarter. The company’s expanding international footprint, particularly in China and emerging markets, is also contributing to results.

Precision Castparts Corp.	$7.2	11.7
The manufacturer of parts for jet engines and power generation equipment grew March- quarter earnings 13 percent. Shares gained ground as demand from its aircraft, energy and industrial end markets continued to recover. In particular, announced increases in commercial airplane production rates by Boeing and Airbus are moving closer to delivery. The company’s industrial gas turbine business is also accelerating, with revenue for the segment up 23 percent year-over-year.

Check Point Software Technologies	$7.2	11.1
The provider of software that protects computer networks from malicious attacks grew March-quarter earnings 16 percent, beating estimates. Revenue jumped 15 percent. Shares rose as investors began to recognize the sustainability of the company’s new product cycle. As cyber attacks increase in scope and complexity, more customers are adopting Check Point’s security solutions due to their comprehensive nature and ease of use.

Cardinal Health Inc.	$6.0	9.7
The distributor of pharmaceutical and medical supplies grew March-quarter earnings 23 percent, beating the consensus estimate by 9 percent. Growth opportunities are tied to increasing sales of high-margin generics, Cardinal’s entry into the Chinese pharmaceutical distribution market and synergies associated with recent acquisitions. The company also benefits from improved earnings visibility following its divestiture of non-core operations and significant technology investments that allow improved generic compliance with retail customers.

$ Loss
Biggest $ Losers	(in millions)	% Loss	Reason for Move
McDermott International Inc.	$12.1	21.3
The engineering and construction company serving the offshore oil and gas industry topped March-quarter earnings estimates. Investors questioned the pace of the economic recovery and broadly migrated out of industrials and other economically sensitive sectors amid a series of macro-level concerns. We continue to hold McDermott given strong fundamentals and a growing number of project wins for its construction services segment.

Eaton Corp.	$9.1	12.4
Eaton provides power management solutions to diversified industrial customers, including electrical systems, hydraulics components, aerospace fuel systems, and truck and auto powertrain systems. March-quarter earnings grew 54 percent, beating the consensus estimate. Shares traded lower as input cost inflation put margins at risk and investors questioned the strength of the economic recovery. We sold Eaton during the quarter to fund an idea with greater near-term earnings visibility.

Trimble Navigation Ltd.	$9.0	21.2
The provider of global positioning system-based solutions to commercial and government users grew March-quarter earnings 47 percent, beating the consensus estimate. Despite the solid results, shares declined after conservative guidance from management and weaker-than-expected profit margins following recent acquisitions. We sold Trimble during the quarter to fund an idea with greater near-term earnings visibility.

National Oilwell Varco Inc.	$8.3	6.5
While an abundance of new deepwater drilling projects are driving demand for new rigs following a period of substantial underinvestment, shares traded lower as energy prices moderated during the quarter. Our research shows National Oilwell is dramatically increasing the amount of content it provides per rig as customers turn to its broad product line of rig equipment and services to help integrate their systems and increase the safety of their operations.

Joy Global Inc.	$7.0	9.9
The manufacturer of mining equipment and parts grew earnings 32 percent in the April quarter, exceeding the consensus estimate by 13 percent. Companies perceived to be dependent on a global economic rebound suffered as investors questioned the economy’s strength. Even with lower growth assumptions, developed and developing nations continue to create new demand for energy, steel and other basic materials. Our research shows mining companies rapidly working to expand amid heightened demand and elevated prices.

All gains/losses are calculated on an average cost basis

Brandywine Blue Fund
Statement of Net Assets
June 30, 2011
(Unaudited)

Shares		Cost	Value (b)

Common Stocks - 98.1% (a)

CONSUMER DISCRETIONARY

	Auto Parts & Equipment - 3.2%
1,172,200	TRW Automotive Holdings Corp.	$56,318,407	$69,194,966

	Cable & Satellite - 8.0%
2,425,800	Comcast Corp.	60,759,028	61,469,772
1,188,000	DIRECTV	54,125,225	60,374,160
1,115,700	Liberty Global Inc.	48,336,778	50,251,128

	Footwear - 3.0%
710,200	NIKE Inc.	55,641,922	63,903,796

	Motorcycle Manufacturers - 0.1%
66,722	Harley-Davidson Inc.	2,732,239	2,733,600

	Total Consumer Discretionary	277,913,599	307,927,422

	This sector is 10.8% above your Fund’s cost.

ENERGY

	Oil & Gas Equipment & Services - 7.1%
1,675,600	Halliburton Co.	50,313,554	85,455,600
2,013,400	McDermott International Inc.	48,388,362	39,885,454
359,500	National Oilwell Varco Inc.	27,152,011	28,116,495

	Oil & Gas Exploration & Production - 0.9%
271,700	Cabot Oil & Gas Corp.	15,915,091	18,016,427

	Oil & Gas Refining & Marketing - 0.4%
127,500	HollyFrontier Corp.
	(f/k/a Holly Corp.)	8,329,613	8,848,500

	Total Energy	150,098,631	180,322,476

	This sector is 20.1% above your Fund’s cost.

HEALTH CARE

	Biotechnology - 2.3%
831,600	Celgene Corp.	43,862,127	50,162,112

	Health Care Distributors - 3.1%
1,465,900	Cardinal Health Inc.	57,546,923	66,581,178

	Health Care Equipment - 4.9%
1,910,000	CareFusion Corp.	55,628,990	51,894,700
1,121,200	St. Jude Medical Inc.	59,887,022	53,458,816

	Health Care Services - 2.8%
1,121,200	Express Scripts Inc.	48,742,305	60,522,376

	Life Sciences Tools & Services - 3.0%
992,900	Thermo Fisher Scientific Inc.	63,455,330	63,932,831

	Total Health Care	329,122,697	346,552,013

	This sector is 5.3% above your Fund’s cost.

INDUSTRIALS

	Aerospace & Defense - 3.1%
401,300	Precision Castparts Corp.	49,643,483	66,074,045

	Air Freight & Logistics - 4.0%
917,100	FedEx Corp.	87,747,498	86,986,935

	Construction & Farm Machinery & Heavy Trucks - 1.8%
194,500	Caterpillar Inc.	13,269,510	20,706,470
187,100	Joy Global Inc.	13,509,015	17,819,404

	Environmental & Facilities Services - 2.6%
1,796,900	Republic Services Inc.	56,329,896	55,434,365

	Railroads - 4.6%
947,409	Kansas City Southern	52,775,759	56,209,776
587,800	Norfolk Southern Corp.	42,872,060	44,043,854

	Trucking - 1.9%
2,573,300	Hertz Global Holdings Inc.	40,175,039	40,864,004

	Total Industrials	356,322,260	388,138,853

	This sector is 8.9% above your Fund’s cost.

INFORMATION TECHNOLOGY

	Application Software - 4.5%
1,005,300	Autodesk Inc.	30,024,961	38,804,580
713,000	Citrix Systems Inc.	52,824,343	57,040,000

	Communications Equipment - 1.9%
366,800	F5 Networks Inc.	40,203,697	40,439,700

	Computer Hardware - 4.2%
271,600	Apple Inc.	44,776,964	91,167,972

	Computer Storage & Peripherals - 2.5%
3,391,100	Seagate Technology PLC	54,013,307	54,800,176

	Internet Software & Services - 1.8%
1,191,100	eBay Inc.	38,407,365	38,436,797

	IT Consulting & Other Services - 5.7%
743,300	Cognizant Technology
	Solutions Corp.	49,500,893	54,513,622
1,117,000	Teradata Corp.	55,380,075	67,243,400

	Semiconductors - 3.7%
2,821,624	Atmel Corp.	40,533,209	39,700,250
1,497,700	NXP Semiconductors N.V.	43,182,490	40,033,521

	Systems Software - 3.1%
1,188,800	Check Point Software
	Technologies Ltd.	54,655,995	67,583,280

	Total Information Technology	503,503,299	589,763,298

	This sector is 17.1% above your Fund’s cost.

MATERIALS

	Fertilizers & Agricultural Chemicals - 7.7%
153,056	Agrium Inc.	12,771,278	13,432,195
319,950	CF Industries Holdings Inc.	48,461,767	45,327,316
616,800	Monsanto Co.	41,529,596	44,742,672
1,101,900	Potash Corp. of Saskatchewan Inc.	60,872,289	62,797,281

	Metal & Glass Containers - 1.0%
575,100	Crown Holdings Inc.	23,154,993	22,325,382

	Specialty Chemicals - 2.9%
886,000	Albemarle Corp.	60,681,280	61,311,200

Brandywine Blue Fund
Statement of Net Assets (Continued)
June 30, 2011
(Unaudited)
Shares or
Principal Amount		Cost	Value (b)

Common Stocks - 98.1% (a) (Continued)

	Steel - 0.7%
251,400	Allegheny Technologies Inc.	$15,264,331	$15,956,358

	Total Materials	262,735,534	265,892,404

	This sector is 1.2% above your Fund’s cost.

TELECOMMUNICATION SERVICES

	Wireless Telecommunication Services - 1.6%
2,017,600	MetroPCS Communications Inc.	35,458,440	34,722,896

	Total Telecommunication Services	35,458,440	34,722,896

	This sector is 2.1% below your Fund’s cost.

	Total common stocks	1,915,154,460	2,113,319,362

Short-Term Investments - 2.2% (a)

	Commercial Paper - 2.0%
$43,800,000	Prudential Funding Corp.,
	due 07/01/11, discount of 0.10%	43,800,000	43,800,000

	Variable Rate Demand Note - 0.2%
3,341,861	American Family Financial
	Services, 0.10%	3,341,861	3,341,861

	Total short-term investments	47,141,861	47,141,861

	Total investments	$1,962,296,321	2,160,461,223

	Liabilities, less
	other assets - (0.3%)(a)		(6,593,527)

	TOTAL NET ASSETS - 100.0%		$2,153,867,696

	Net Asset Value Per Share
	(0.01 par value, 500,000,000
	shares authorized), offering
	and redemption price
	($2,153,867,696 ÷ 82,110,841
	shares outstanding)		$26.23

(a)	Percentages for the various classifications relate to net assets.
(b)
Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded. Securities that are traded on the Nasdaq Markets are valued at the Nasdaq Official Closing Price, or if no sale is reported, the latest bid price. Short-term investments with maturities of 60 days or less are valued at amortized cost which approximates value.

Definitions and Disclosures

Performance data quoted represent past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.brandywinefunds.com.

The Funds’ investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment companies, and it may be obtained by calling 1-800-656-3017, or visiting www.brandywinefunds.com. Read it carefully before investing.

Fund holdings and sector weightings are subject to change at any time and are not recommendations to buy or sell any securities. Securities discussed were not held by the Funds as of 6/30/11, unless listed in the accompanying statements of net assets. Forecasted earnings growth rates quoted for the Funds’ holdings refer solely to the estimated earnings growth rates of the average investment holding of the Funds based on consensus estimates from Baseline Financial Services, Inc. (Baseline) and not to the actual performance of the Funds themselves. Baseline provides analytical information and services to the investment community.

The Russell 1000, Russell 1000 Growth, Russell 3000, Russell 3000 Growth and S&P 500 Indexes are unmanaged indexes commonly used to measure the performance of U.S. stocks. The Dow Jones Industrial Average is a price-weighted index of 30 large and well-known U.S. companies. The index covers all industries with the exception of Transportation and Utilities. You cannot invest directly in an index. As of June 30, 2011, the Russell 1000 Index’s average annual total returns for 1, 5 and 10 years were 31.93, 3.30 and 3.21 percent; the Russell 1000 Growth Index’s were 35.01, 5.33 and 2.24 percent; the Russell 3000 Index’s were 32.37, 3.35 and 3.44 percent; the Russell 3000 Growth Index’s were 35.68, 5.36 and 2.43 percent; and the S&P 500 Index’s were 30.69, 2.94 and 2.72 percent.

Board of Directors

William F. D’Alonzo	C. Quentin S. Jackson	Stuart A. McFarland
CEO and CIO	Former President and CEO	Managing Partner
Friess Associates	Nuclear Electric Insurance Limited	Federal City Capital Advisors, LLC

Thomas D. Wren	James W. Zug
Former Senior Advisor	Former Senior Partner
Promontory Financial Group, LLC	PricewaterhouseCoopers LLP

The Brandywine Funds
P.O. Box 4166
Greenville, DE 19807
(800) 656-3017
www.brandywinefunds.com
bfunds@friess.com

Foster S. Friess
Founder

Investment Adviser: Friess Associates, LLC	Administrator, Accountant & Transfer Agent: U.S. Bancorp Fund Services, LLC
Investment Sub-Adviser: Friess Associates of Delaware, LLC	Independent Registered Public Accounting Firm: PricewaterhouseCoopers LLP
Custodian: U.S. Bank, N.A.	Legal Counsel: Foley & Lardner LLP

Officers: William D’Alonzo, Chairman and President;
Lynda Campbell, Vice President, Secretary and Treasurer; Joseph Fields, Vice President;
Gordon Kaiser, Vice President; David Marky, Chief Compliance Officer, Vice President and Assistant Secretary
Report Editor: Chris Aregood               Report Staff: David Marky, Adam Rieger